                                                                    EXHIBIT 99.1

     Geographical Distribution of Initial and Additional Contract Obligors


                                                  Aggregate       % of Contract Pool
                               Number of      Principal Balance     by Outstanding
                            Contracts as of      Outstanding      Principal Balance
State                        Cut-off Date    as of Cut-off Date   as of Cut-off Date
-----                       ---------------  ------------------   ------------------
Alabama ...................       687          $ 25,338,542.58            5.63%
Arizona ...................       296            14,096,599.86            3.13
Arkansas ..................       267             9,759,327.80            2.17
California ................       270            14,542,049.07            3.23
Colorado ..................       241            11,452,775.36            2.55
Connecticut ...............         5               181,548.06            0.04
Delaware ..................        59             2,267,070.82            0.50
Florida ...................       554            26,455,618.86            5.88
Georgia ...................       580            27,655,650.72            6.15
Idaho .....................        29             1,320,161.89            0.29
Illinois ..................       102             3,759,055.69            0.84
Indiana ...................       260            12,159,030.16            2.70
Iowa ......................        80             2,454,905.13            0.55
Kansas ....................       118             4,475,993.84            0.99
Kentucky ..................       245            10,864,203.28            2.41
Louisiana .................       155             5,643,431.18            1.25
Maine .....................        88             4,712,219.31            1.05
Maryland ..................        42             1,526,823.85            0.34
Massachusetts .............        14               694,294.54            0.15
Michigan ..................       711            35,430,039.67            7.87
Minnesota .................       157             5,142,644.38            1.14
Mississippi ...............       172             5,871,019.02            1.30
Missouri ..................       237             8,368,242.89            1.86
Montana ...................        50             2,154,507.13            0.48
Nebraska ..................        38             1,774,519.71            0.39
Nevada ....................        70             3,450,275.47            0.77
New Hampshire .............        88             4,305,835.48            0.96
New Jersey ................         5               236,844.95            0.05
New Mexico ................       251            11,159,224.35            2.48
New York ..................       173             8,496,269.65            1.89
North Carolina ............       636            24,311,972.28            5.40
North Dakota ..............        28               961,248.64            0.21
Ohio ......................       263            12,083,368.77            2.69
Oklahoma ..................       278            10,950,882.63            2.43
Oregon ....................       119             7,130,193.72            1.58
Pennsylvania ..............       219            10,802,893.98            2.40
Rhode Island ..............         1                67,069.20            0.01
South Carolina ............       456            18,812,033.16            4.18
South Dakota ..............        50             1,902,773.65            0.42
Tennessee .................       335            13,933,635.07            3.10
Texas .....................     1,131            50,051,692.16           11.12
Utah ......................        34             1,940,648.96            0.43
Vermont ...................        47             2,581,042.86            0.57
Virginia ..................       201             7,961,591.88            1.77
Washington ................       193            13,597,334.41            3.02
West Virginia .............        87             3,269,308.48            0.73
Wisconsin .................        65             2,332,321.27            0.52
Wyoming ...................        37             1,559,388.83            0.35
                               ------          ---------------          ------
                               10,224          $449,998,124.65          100.00%
                               ======          ===============          ======

           Years of Origination of Initial and Additional Contracts

                           Number of         Aggregate        % of Contract Pool by
                           Contracts     Principal Balance    Outstanding Principal
                             as of          Outstanding           Balance as of
Year of Origination       Cut-off Date   as of Cut-off Date       Cut-off Date
-------------------       ------------   ------------------   ---------------------
1983 ....................        1        $      3,672.78            0.00%
1989 ....................        2              32,705.90            0.01
1990 ....................        1              22,375.78            0.00
1991 ....................        2              60,989.89            0.01
1993 ....................        2              60,785.12            0.01
1996 ....................        1              66,934.54            0.01
1998 ....................        3             249,915.03            0.06
1999 ....................       32           2,468,186.83            0.55
2000 ....................   10,180         447,032,558.78           99.34
                            ------        ---------------          ------
                            10,224        $449,998,124.65          100.00%
                            ======        ===============          ======

       Distribution of Original Initial and Additional Contract Amounts

                                                     Number of         Aggregate        % of Contract Pool by
                                                     Contracts     Principal Balance    Outstanding Principal
  Original Contract                                    as of          Outstanding           Balance as of
 Amount (in Dollars)                                Cut-off Date   as of Cut-off Date       Cut-off Date
--------------------                                ------------   ------------------   ---------------------
Less than $ 10,000.00 ............................        163        $  1,288,544.01             0.29%
Between $ 10,000.01 And $ 20,000.00 ..............      1,160          17,991,897.07             4.00
Between $ 20,000.01 And $ 30,000.00 ..............      2,070          52,403,449.73            11.65
Between $ 30,000.01 And $ 40,000.00 ..............      2,055          71,378,190.66            15.86
Between $ 40,000.01 And $ 50,000.00 ..............      1,452          65,137,974.41            14.48
Between $ 50,000.01 And $ 60,000.00 ..............      1,182          64,612,563.16            14.36
Between $ 60,000.01 And $ 70,000.00 ..............        784          50,712,780.94            11.27
Between $ 70,000.01 And $ 80,000.00 ..............        449          33,500,766.61             7.44
Between $ 80,000.01 And $ 90,000.00 ..............        321          27,203,580.77             6.05
Between $ 90,000.01 And $ 100,000.00 .............        201          18,964,207.50             4.21
Between $ 100,000.01 And $ 110,000.00 ............        147          15,396,824.22             3.42
Between $ 110,000.01 And $ 120,000.00 ............         82           9,395,007.65             2.09
Between $ 120,000.01 And $ 130,000.00 ............         59           7,335,379.87             1.63
Between $ 130,000.01 And $ 140,000.00 ............         39           5,238,457.73             1.16
Between $ 140,000.01 And $ 150,000.00 ............         30           4,360,869.52             0.97
Between $ 150,000.01 And $ 160,000.00 ............         14           2,170,742.07             0.48
Between $ 160,000.01 And $ 170,000.00 ............          8           1,316,218.70             0.29
Between $ 170,000.01 And $ 180,000.00 ............          2             348,855.15             0.08
Between $ 180,000.01 And $ 190,000.00 ............          3             550,365.63             0.12
Between $ 210,000.01 And $ 220,000.00 ............          1             212,657.25             0.05
Between $ 220,000.01 And $ 230,000.00 ............          1             221,002.72             0.05
Between $ 250,000.01 And $ 260,000.00 ............          1             257,789.28             0.06
                                                       ------        ---------------           ------
                                                       10,224        $449,998,124.65           100.00%
                                                       ======        ===============           ======

         Distribution of Original Loan-to-Value Ratios of Initial and
                             Additional Contracts

    The method of calculating loan-to-value ratios is described in the prospectus.

                                                           Aggregate Principal     % of Contract Pool by
                                     Number of Contracts   Balance Outstanding     Outstanding Principal
Loan-to-Value Ratio                  as of Cut-off Date    as of Cut-off Date    Balance as of Cut-off Date
-------------------                  -------------------   -------------------   --------------------------
Between 0.00% And 5.00% ............              1          $      43,509.12                0.01%
Between 5.01% And 10.00% ...........              3                145,356.90                0.03
Between 10.01% And 15.00% ..........              6                218,038.40                0.05
Between 15.01% And 20.00% ..........             12                321,036.68                0.07
Between 20.01% And 25.00% ..........              9                150,962.75                0.03
Between 25.01% And 30.00% ..........             18                555,420.33                0.12
Between 30.01% And 35.00% ..........             30                758,399.18                0.17
Between 35.01% And 40.00% ..........             41              1,168,252.29                0.26
Between 40.01% And 45.00% ..........             53              1,770,424.20                0.39
Between 45.01% And 50.00% ..........             61              2,271,013.97                0.50
Between 50.01% And 55.00% ..........             82              2,979,706.46                0.66
Between 55.01% And 60.00% ..........            102              3,574,739.39                0.79
Between 60.01% And 65.00% ..........            148              6,448,391.73                1.43
Between 65.01% And 70.00% ..........            234             10,211,670.20                2.27
Between 70.01% And 75.00% ..........            282             13,191,718.78                2.93
Between 75.01% And 80.00% ..........            876             36,886,258.63                8.20
Between 80.01% And 85.00% ..........            632             29,544,956.76                6.57
Between 85.01% And 90.00% ..........          3,256            151,529,876.83               33.67
Between 90.01% And 95.00% ..........          3,759            162,761,617.75               36.17
Greater than/Equal to 95.01% .......            619             25,466,774.30                5.66
                                             ------           ---------------              ------
                                             10,224           $449,998,124.65              100.00%
                                             ======           ===============              ======

                     Initial and Additional Contract Rates

                                                          Aggregate Principal     % of Contract Pool by
Range of Contracts by               Number of Contracts   Balance Outstanding     Outstanding Principal
Contract Rate                       as of Cut-off Date    as of Cut-off Date    Balance as of Cut-off Date
---------------------               -------------------   -------------------   --------------------------
Between 6.000% And 6.999% .......               3           $    303,214.18                0.07%
Between 7.000% And 7.999% .......              18              1,614,966.13                0.36
Between 8.000% And 8.999% .......             336             28,854,206.57                6.41
Between 9.000% And 9.999% .......             885             66,707,787.73               14.82
Between 10.000% And 10.999% .....             615             42,715,921.68                9.49
Between 11.000% And 11.999% .....           1,414             75,756,167.10               16.83
Between 12.000% And 12.999% .....           1,050             49,448,120.75               10.99
Between 13.000% And 13.999% .....           1,520             51,797,845.19               11.51
Between 14.000% And 14.999% .....           1,152             39,554,884.73                8.79
Between 15.000% And 15.999% .....             795             24,620,417.33                5.47
Between 16.000% And 16.999% .....             810             25,635,860.93                5.70
Between 17.000% And 17.999% .....             971             27,350,955.99                6.08
Between 18.000% And 18.999% .....             590             14,304,135.10                3.18
Between 19.000% And 19.999% .....              50              1,052,544.77                0.23
Between 20.000% And 20.999% .....              11                217,048.37                0.05
Between 21.000% And 21.999% .....               4                 64,048.10                0.01
                                           ------           ---------------              ------
                                           10,224           $449,998,124.65              100.00%
                                           ======           ===============              ======

       Remaining Months to Maturity of Initial and Additional Contracts

                                               Aggregate Principal     % of Contract Pool by
Months Remaining         Number of Contracts   Balance Outstanding     Outstanding Principal
As of Cut-off Date       as of Cut-off Date    as of Cut-off Date    Balance as of Cut-off Date
------------------       -------------------   -------------------   --------------------------
Less than 31 ...........            3          $     16,850.02                   0.00%
31 to 60 ...............          107             1,236,809.60                   0.27
61 to 90 ...............          101             1,441,370.01                   0.32
91 to 120 ..............          435             7,205,651.50                   1.60
121 to 150 .............           89             1,719,061.28                   0.38
151 to 180 .............          987            22,437,926.27                   4.99
181 to 210 .............            3               114,533.14                   0.03
211 to 240 .............        1,470            44,221,125.33                   9.83
241 to 270 .............            1                29,605.60                   0.01
271 to 300 .............          971            32,401,885.12                   7.20
301 to 330 .............            2               127,921.88                   0.03
331 to 360 .............        6,055           339,045,384.90                  75.34
                               ------          ---------------                 ------
                               10,224          $449,998,124.65                 100.00%
                               ======          ===============                 ======